POWER OF ATTORNEY

Know all by these presents that

the undersigned hereby

constitutes and appoints each of

Bradley J. Wyatt, Michael T. Raymond,

Cynthia A. Moore and Zane S. Hatahet,

signing singly,

the undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the

undersigned, in the undersigned's capacity

as an officer and/or director of Mercantile

Bank Corporation (the "Company"), Forms

3, 4, and 5 in accordance with Section

16(a) of the Securities Exchange Act

of 1934 and the rules thereunder, and

Form ID, adopted by the Securities

and Exchange Commission;

(2) do and perform any and all

acts for and on behalf of the

undersigned which may be necessary

or desirable to complete and

execute and such Form 3, 4, or 5, or

Form ID, and timely file

such form with the United States

Securities and Exchange Commission

and any stock exchange, stock

market or similar authority; and

(3) take any other action of any type

whatsoever in connection with

the foregoing which, in the opinion

of such attorney-in-fact, may be of

benefit to, in the best interest of,

or legally required by, the undersigned,

it being understood that the documents

executed by such attorney-in-fact

on behalf of the undersigned pursuant

to this Power of Attorney shall be in

such form and shall contain such

terms and conditions as such

attorney-in-fact may approve

in such attorney-in-fact's

discretion.

The undersigned hereby grants

to each such attorney-in-fact

full power and authority to do

and perform any and every act and

thing whatsoever requisite, necessary,

or proper to be done in the exercise of

any of the rights and powers herein

granted, as fully to all intents and

purposes as the undersigned might or

could do if personally present, with full

power of substitution or revocation,

hereby ratifying and confirming all

that such attorney-in-fact, or such

attorney-in-fact’s substitute or

substitutes, shall lawfully do or

cause to be done by virtue of this power

of attorney and the rights and powers

herein granted.  The undersigned

acknowledges that the foregoing

attorneys-in-fact, in serving in such

capacity at the request of the undersigned,

are not assuming, nor is the Company

assuming, any of the undersigned’s

responsibilities to comply with Section 16

of the Securities Exchange Act of 1934.

This Power of Attorney shall remain

in full force and effect until the

undersigned is no longer required to

file Forms 3, 4, and 5 with respect to

the undersigned’s holdings of and

transactions in securities issued by the

Company, unless earlier revoked by

the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned

has caused this Power of Attorney to be

executed as of this 15th day December 2016.

Ray Reitsma

Signature

Raymond E. Reitsma

Printed Name

STATE OF MICHIGAN

COUNTY OF KENT

On this 15th day of December, 2016,

Raymond E. Reitsma personally appeared

before me, and acknowledged that he or

she executed the foregoing instrument

for the purposes therein contained.

IN WITNESS WHEREOF, I have

hereunto set my hand and official seal.

Amy W.M. Kam

Notary Public

Amy W.M. Kam

Notary Public, Kent County, MI

My Commission Expires 2/26/2018

Acting in the county of Kent.